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                                                                   EXHIBIT 10.40



                                                                 [CITIBANK LOGO]



June 30, 1997


Mr. David V. Weigel
Vice President - Treasurer
Mutual of New York
Glenpointe Centre West
500 Frank W. Burr Boulevard
Teaneck, NY 07666-6888

Dear Dave:

I am pleased to inform you that Citibank, N.A. has renewed credit facilities for Mutual of New York with the following key items. You should note that complete terms, conditions and pricing of actual borrowing, together with an acceptable note, would be negotiated at the time of a borrowing request.

Amount:                             $25,000,000

Available:                          364 Days from June 30th 1997

Facility Fee:                       9 basis points p.a.

We value the relationship with Mutual of New York and look forward to continuing and expanding our business together. Should you have any questions, do not hesitate to call me on 212-559-3639.

Sincerely yours,

/s/  S.F. Engle



Scott F. Engle
Attorney-in-Fact
Citibank, N.A.